UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

150 South Warner Road, Suite 460

King of Prussia, PA 19406-2826

(Address of principal executive offices) (Zip code)

Michelle Whalen, Assistant Vice President

The Stratton Funds, Inc.

150 South Warner Road, Suite 460

King of Prussia, PA 19406-2826

(Name and address of agent for service

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report December 31, 2011

STRATTON
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

We would categorize stock market leadership in 2011 as "defensive." U.S. stocks outperformed international stocks, in both the Emerging and Developed areas, due to their greater perceived relative safety. Sectors such as Staples, Utilities, Telecommunications and Health Care outperformed the broader market, as the earnings and cash flow of companies in these areas are generally more stable and tend to be less sensitive to declines in the economy. Other common features of top performing equities for 2011 include larger market capitalizations, lower volatility (beta), and notably, companies that pay cash dividends on a regular basis.

There are a few reasons for this type of market behavior. The rise in popularity of dividend-oriented strategies is partially the result of the ongoing hunt for yield among income-oriented investors. More broadly speaking however, investors defensively rotated out of perceived "riskier" assets into safer ones over the course of 2011 in a classic "recession trade," driven by increased fears of global economic slowing. Dividend-oriented portfolios happen to fit this safer profile as they tend to be comprised of conservative, more mature, and lower growth companies. The divergence of returns between cyclical stocks, those whose earnings are more sensitive to the business cycle, and defensive stocks became increasingly apparent as the year progressed, especially as the market sold off in July and August. Through the end of the year, despite an especially strong fourth quarter for cyclical stocks driven by a flurry of better-than-expected data, the outperformance of defensive stocks held for 2011.

Despite its sluggishness, it appears that the U.S. economy is improving in critical areas such as the job market and, to some extent, housing. Given what we see as substantial stimulus in the pipeline, principally in the form of lower inflation and a global central bank easing cycle, we do not think this is the time to increase defensiveness in portfolios. Defensive strategies outperformed throughout 2011 and are currently in favor. While protestors were busy with "Occupy Wall Street" this past year, investors were engaged in "Occupy Safety," and still are. It is our view that investors should take advantage of market volatility in the first half of 2012 and, on a measured basis, increase cyclicality in portfolios. This is not to suggest investors abandon principles of diversification among asset classes, geographies and sectors, which is the foremost priority for portfolios, but rather rotate from defensiveness to cyclicality at the margin. Areas that would fit the cyclical bill would primarily be the Energy, Materials, Industrial and Technology sectors, as well as Consumer Discretionary and Financials. In terms of stock selection within these areas, we urge a strong focus on high quality balance sheets, discount valuations, secular and company specific catalysts, and solid management teams whose first priority is creating shareholder value. The major known risks of Europe, slowing emerging markets, and the upcoming election should provide opportunities for investors to capitalize upon during periods in which the market is temporarily fleeing for safety, or in "risk-off" mode.

Sincerely yours,

John A. Affleck, CFA
Chairman

January 26, 2012

Distributed by BNY Mellon Distributors LLC, King of Prussia, PA 19406-1212.
Date of first use, February 2012. This report is to be preceded or accompanied by a Prospectus.
All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Multi-Cap Fund — Jim Beers

The year 2011 was a very frustrating year for shareholders of Stratton Multi-Cap Fund. For the year ended December 31, 2011, the Fund had a total return of -11.84%, lagging the total return performance of the Russell 3000® Value Index which ended the year with a return of -0.10%. Throughout the year, the market was subjected to gut-wrenching volatility, as investors wrestled with the prospect of a double dip recession, political uncertainty in the U.S., and contagion fears from the Eurozone.

When 2011 began, we favored U.S. based companies that had exposure to emerging economies around the world. Despite limited U.S. job growth, a number of the companies in the portfolio continued to see demand for their products on a global scale, profits were improving, and fundamentals continued to be strong. In fact, many of the companies in the portfolio posted significantly positive earnings reports throughout the year. However, due to continued investor risk aversion driven by global economic uncertainty and increased demand for perceived safety, investors shunned the more cyclical names in the portfolio. Companies that were more defensive in nature, areas in which the Fund was less exposed, outperformed some of our brightest names.

As we look forward in 2012, we see that the U.S. economy is showing signs of continuous improvement and we continue to emphasize those industries that will benefit from this environment. Moreover, there are many signs that the risk of inflation has subsided for the near-to-medium term, which we believe opens the door for central banks globally to continue to embrace monetary easing measures. We believe that the Fund is positioned to benefit from this type of environment, which should favor pro-cyclical, pro-risk, and pro-global growth exposures.

During the fourth quarter, we eliminated several names in the portfolio that had disappointed and used the proceeds to upgrade the portfolio with well-managed companies that are positioned for a stronger economic climate. Despite the bleak global outlook and the continuing issues facing Europe, the Fund recovered nicely in the fourth quarter, returning +11.16%. Our top sector categories are Energy (17.2%), Technology (12.1%) and Basic Materials (11.4%).

Portfolio holdings are as of 12/31/11. They are subject to change and risk at any time. Since the Fund may invest in any size market capitalization, an investment in a small or mid-cap stock may subject the Fund to greater earnings and price volatility. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or remain undervalued for longer than anticipated. The Fund may invest in Real Estate Investment Trusts (“REITs”) which may be negatively affected by conditions in the real estate industry such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.14%, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2011

Stratton Multi-Cap Fund

	December 31, 2011	June 30, 2011
Net Assets	$52,374,288	$64,740,276
Net Asset Value Per Share	$32.65	$37.76
Shares Outstanding	1,604,015	1,714,319

Semi-Annual Portfolio Changes

New Holdings (% of Net Assets)	Eliminated Holdings
Apple, Inc. (1.9%)	Amedisys, Inc.
Becton, Dickinson and Co. (1.4%)	Corning, Inc.
CF Industries Holdings, Inc. (1.4%)	Dollar General Corp.
Deere & Co. (1.5%)	Hewlett-Packard Co.
Google, Inc., Class A (1.2%)	JPMorgan Chase & Co.
Target Corp. (1.6%)	PPG Industries, Inc.
Transocean Ltd. (1.1%)
Zimmer Holdings, Inc. (1.5%)

Sector Categories (% of Net Assets)
Energy	17.2%	Banking/Financial	9.6%	Chemicals	2.4%
Technology	12.1%	Capital Goods	8.3%	Consumer Durable	1.9%
Basic Materials	11.4%	Insurance/Services	4.8%	Industrial	1.3%
Retailing	10.7%	Transportation	3.2%
Health Care	9.6%	Utilities	2.9%

Ten Largest Holdings*
	Market Value	% of NA
International Business Machines Corp.	$1,838,800	3.5%
PNC Financial Services Group, Inc.	1,730,100	3.3
Abbott Laboratories	1,686,900	3.2
Anadarko Petroleum Corp.	1,526,600	2.9
Energen Corp.	1,500,000	2.9
Freeport-McMoRan Copper & Gold, Inc.	1,471,600	2.8
ConocoPhillips	1,457,400	2.8
Occidental Petroleum Corp.	1,405,500	2.7
Tyco International, Ltd.	1,401,300	2.7
National Oilwell Varco, Inc.	1,359,800	2.6
	$15,378,000	29.4%
*Excludes	short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Jim Beers

For the year ended December 31, 2011, Stratton Real Estate Fund had a total return of +5.35%. Given the market’s extreme volatility throughout the year, this result is very comforting. REITs as a group outperformed all of the major indices in 2011, despite the numerous external factors affecting investors’ collective psyche. This was the third year in a row in which REIT performance was ahead of the broad market returns. The Fund lagged the MSCI U.S. REIT Index total return of +8.69% and the FTSE NAREIT All Equity Index total return of +8.28%. Investors seemed to be looking toward a recovery while adding some risk to portfolios toward the end of the year. In fact, the Lodging group, which is more sensitive to short-term changes in the Economic Outlook, was the best performing sector in Q4, returning +29.28%. With its overweighting in Lodging, the Fund performed well in the fourth quarter, returning +13.58%.

When 2011 began, the outlook for REITs was promising. An improving job market, increasing consumer confidence, and higher personal incomes and consumption figures led to an overall improvement in earnings for many of the property sectors in the REIT group. Over the course of the year, the Fund’s performance was negatively impacted by the fact that we did not have any exposure to the Self-Storage sector, which was by far the REIT group’s best performing sector. Self-Storage has done well as people have been forced to downsize their living situation which drives demand for storage space. As we look forward in 2012, a number of property sectors that lagged in 2011 are off to a strong start. Several sectors appear to be fairly valued and investors must be vigilant when choosing sector exposures, but also by investing selectively in well managed companies.

During the fourth quarter, we increased the Fund’s exposure to Retail, buying positions in Acadia Realty Trust (1.0%), Regency Centers Corp. (1.2%), Tanger Factory Outlet Centers, Inc. (1.7%), and Taubman Centers, Inc. (1.6%). We continue to evaluate the Fund’s overweight position in Apartments, as this group has been very strong for the last two years during the housing slowdown. Companies in this group are trading at a premium and, as a result, we remain cautiously optimistic that performance will continue to be positive in the first half of 2012.

Portfolio holdings are as of 12/31/11. They are subject to change and risk at any time. The Fund may invest in Real Estate Investment Trusts (“REITs”) which may be negatively affected by conditions in the real estate industry such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.04%, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2011

Stratton Real Estate Fund

	December 31, 2011	June 30, 2011
Net Assets	$78,320,845	$83,614,586
Net Asset Value Per Share	$26.98	$28.20
Shares Outstanding	2,902,599	2,965,111

Semi-Annual Portfolio Changes
New Holdings (% of Net Assets)	Eliminated Holdings
Acadia Realty Trust (1.0%)	None
Healthcare Realty Trust, Inc. (1.3%)
Regency Centers Corp. (1.2%)
Tanger Factory Outlet Centers, Inc. (1.7%)
Taubman Centers, Inc. (1.6%)

Sector Categories (% of Net Assets)
Apartments	21.3%	Shopping Centers	8.5%
Health Care	15.3%	Diversified	6.4%
Office	13.5%	Industrial	6.2%
Lodging	11.0%	Net Lease	2.5%
Regional Malls	10.5%

Ten Largest Holdings*
	Market Value	% of NA
Simon Property Group, Inc.	$2,689,301	3.4%
AvalonBay Communities, Inc.	2,612,000	3.3
UDR, Inc.	2,510,000	3.2
Camden Property Trust	2,489,600	3.2
HCP, Inc.	2,485,800	3.2
EastGroup Properties, Inc.	2,391,400	3.1
American Campus Communities, Inc.	2,307,800	2.9
Equity Residential	2,281,200	2.9
Ventas, Inc.	2,205,200	2.8
Mid-America Apartment Communities, Inc.	2,189,250	2.8
	$24,161,551	30.8%
*Excludes	short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the fourth quarter of 2011, the Stratton Small-Cap Value Fund posted a total return of +13.57% compared to the Russell 2000® Value Index return of +15.97%. For the full year of 2011, the Fund posted a return of +0.34% compared to the Russell 2000® Value Index return of -5.50%.

Although concerns over European sovereign debt continued to hang over global financial markets, Small Cap equities rallied along with the broad domestic equity market in the fourth quarter fueled by a pull-back in inflation measures as well as a pick-up in leading economic indicators. More cyclically oriented companies provided market leadership during the quarter as investors sought out riskier assets. The Small Cap market benefitted from the market’s “risk-on” posture in the fourth quarter, outperforming Large Caps by over 350 basis points.

Leadership within the Fund portfolio mirrored that of the overall market during the fourth quarter as holdings within more cyclical economic sectors such as Producer Durables and Energy outperformed. Merger and acquisition activity continued to benefit Fund performance as Fund holdings Complete Production Services and Blue Coat Systems were acquired during the quarter, bringing the total number of portfolio holdings acquired during 2011 to eight.

Areas of relatively weak performance during the quarter included the Health Care and Consumer Discretionary sectors. Within the Health Care sector, Fund holding Medicis Pharmaceutical underperformed following a disappointing earnings release. The Fund’s holdings within the Consumer Discretionary sector underperformed their peers as higher-beta stocks led within the group.

Portfolio holdings are as of 12/31/11. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small-cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in Real Estate Investment Trusts (“REITs”) which may be negatively affected by conditions in the real estate industry such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.22%, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2011

Stratton Small-Cap Value Fund

	December 31, 2011	June 30, 2011
Net Assets	$771,646,158	$862,812,773
Net Asset Value Per Share	$49.79	$53.93
Shares Outstanding	15,496,831	16,000,091

Semi-Annual Portfolio Changes
New Holdings (% of Net Assets)	Eliminated Holdings
Ann, Inc. (1.0%)	Ferro Corp.
Brinker International, Inc. (1.5%)	Hecla Mining Co.
Cabela’s, Inc. (1.0%)	Kinetic Concepts, Inc.
The Jones Group, Inc. (0.7%)	Minerals Technologies, Inc.
Umpqua Holdings Corp. (1.1%)	Patriot Coal Corp.
Wintrust Financial Corp. (1.0%)	Petrohawk Energy Corp.
The Shaw Group, Inc.

Sector Categories (% of Net Assets)
Banking/Financial	16.1%	Retailing	7.9%	Aerospace/Defense	2.1%
Technology	13.0%	Energy	6.6%	Business Services	1.9%
Industrial	11.1%	Consumer Staples	6.0%	Consumer Durable	1.7%
REITs	9.1%	Health Care	4.9%	Insurance/Services	1.2%
Utilities	8.2%	Basic Materials	4.5%

Ten Largest Holdings*
	Market Value	% of NA
Chicago Bridge & Iron Co. N.V.	$18,903,780	2.4%
Ruddick Corp.	17,119,960	2.2
Silgan Holdings, Inc.	16,151,520	2.1
MasTec, Inc.	15,980,400	2.1
Moog, Inc. Class A	15,899,365	2.1
Casey’s General Stores, Inc.	15,829,023	2.1
Crane Co.	15,794,986	2.0
Southwest Gas Corp.	15,768,464	2.0
Anixter International, Inc.	15,607,788	2.0
Belden, Inc.	15,461,888	2.0
	$162,517,174	21.0%
*Excludes	short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Multi-Cap Fund

Stratton Multi-Cap Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 45 and 55 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Multi-Cap Fund is made by James A. Beers, President.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MULTI-CAP FUND, THE S&P 500 INDEX1

AND THE RUSSELL 3000® VALUE INDEX2

TEN YEAR PERFORMANCE (12/31/01 - 12/31/11)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

[1]	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
[2]

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2011) of the investable U.S. equity market.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Real Estate Fund

Stratton Real Estate Fund seeks total return through investment in real estate securities. In pursuing total return, the Fund will emphasize both capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets (measured at the time of purchase) in common stocks and other equity securities of real estate and real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”) and may include Real Estate Investment Trusts (“REITs”). A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties.

Stratton Management Company employs an investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on current valuation, dividend yield, and earnings growth. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers within each subsector of the REIT industry and its valuation relative to its private market value.

Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. Management applies the same process to REITs and to other real estate companies as well. These companies may include real estate operating companies; homebuilders; companies engaged in the construction, distribution, sale and financing of manufactured housing; hotel and hotel management companies; real estate brokerage companies and/or management companies; financial institutions that make or service mortgage loans; manufacturers or distributors of construction materials and/or building supplies; mortgage or title insurance companies; lumber, paper, forest product, timber and mining and oil companies; companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains. The portfolio contains an average of 40 to 50 holdings. The final selection of stocks for the portfolio of the Real Estate Fund is made by James A. Beers, President.

The chart below depicts a hypothetical $10,000 investment in the Fund and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the Fund’s portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes a few REITs. Therefore, in order to provide a more direct comparison, the FTSE NAREIT All Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE S&P 500 INDEX1 AND THE FTSE NAREIT ALL EQUITY INDEX2

TEN YEAR PERFORMANCE (12/31/01 - 12/31/11)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

[1]	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
[2]

The FTSE NAREIT All Equity Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of December 31, 2011, the FTSE NAREIT All Equity Index was comprised of 125 REITs.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small-Cap Value Fund

The investment objective of Stratton Small-Cap Value Fund is long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. Small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. The Fund invests in those small-cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Small-Cap Value Fund is made by Gerald M. Van Horn, CFA, President.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings visibility. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX1 AND THE RUSSELL 2000® INDEX2

TEN YEAR PERFORMANCE (12/31/01 - 12/31/11)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

[1]	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
[2]

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization. The Russell 3000® Index represents approximately 98% (as of December 31, 2011) of the investable U.S. equity market.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

SCHEDULE OF INVESTMENTS December 31, 2011

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.4%
Banking/Financial – 9.6%
American Express Co.	20,000	$943,400
Ameriprise Financial, Inc.	20,000	992,800
PNC Financial Services Group, Inc.	30,000	1,730,100
U.S. Bancorp	50,000	1,352,500

		5,018,800

Basic Materials – 11.4%
Agrium, Inc.	10,000	671,100
CF Industries Holdings, Inc.	5,000	724,900
Freeport-McMoRan Copper & Gold, Inc.	40,000	1,471,600
GrafTech International, Ltd.†	80,000	1,092,000
The Mosaic Co.	15,000	756,450
Schnitzer Steel Industries, Inc. Class A	30,000	1,268,400

		5,984,450

Capital Goods – 8.3%
Deere & Co.	10,000	773,500
General Electric Co.	75,000	1,343,250
Honeywell International, Inc.	15,000	815,250
Tyco International, Ltd.	30,000	1,401,300

		4,333,300

Chemicals – 2.4%
Air Products & Chemicals, Inc.	15,000	1,277,850

Consumer Durable – 1.9%
Ford Motor Co.†	90,000	968,400

Energy – 17.2%
Alpha Natural Resources, Inc.†	30,000	612,900
Anadarko Petroleum Corp.	20,000	1,526,600
Apache Corp.	15,000	1,358,700
ConocoPhillips	20,000	1,457,400
National Oilwell Varco, Inc.	20,000	1,359,800
Occidental Petroleum Corp.	15,000	1,405,500
Superior Energy Services, Inc.†	25,000	711,000
Transocean, Ltd.	15,000	575,850

		9,007,750

	Number of Shares	Market Value (Note 1)
Health Care – 9.6%
Abbott Laboratories	30,000	$1,686,900
Becton, Dickinson & Co.	10,000	747,200
Thermo Fisher Scientific, Inc.†	30,000	1,349,100
Warner Chilcott PLC Class A†	30,000	453,900
Zimmer Holdings, Inc.†	15,000	801,300

		5,038,400

Industrial – 1.3%
MasTec, Inc.†	40,000	694,800

Insurance/Services – 4.8%
MetLife, Inc.	40,000	1,247,200
Prudential Financial, Inc.	25,000	1,253,000

		2,500,200

Retailing – 10.7%
CVS Caremark Corp.	30,000	1,223,400
Darden Restaurants, Inc.	20,000	911,600
Kohl’s Corp.	15,000	740,250
Macy’s, Inc.	40,000	1,287,200
Target Corp.	16,000	819,520
VF Corp.	5,000	634,950

		5,616,920

Technology – 12.1%
Apple, Inc.†	2,500	1,012,500
Google, Inc., Class A†.	1,000	645,900
Harris Corp.	25,000	901,000
International Business Machines Corp.	10,000	1,838,800
Microsoft Corp.	35,000	908,600
Oracle Corp.	40,000	1,026,000

		6,332,800

Transportation – 3.2%
CSX Corp.	30,000	631,800
Union Pacific Corp.	10,000	1,059,400

		1,691,200

Utilities – 2.9%
Energen Corp.	30,000	1,500,000

Total Common Stocks (Cost $51,125,063)		49,964,870

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2011 (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note 1)

SHORT-TERM INVESTMENTS – 4.7%
BNY Mellon Cash Reserve 0.05%, due 01/03/12	$2,447,189	$2,447,189

	Total Short-Term Investments (Cost $2,447,189)	2,447,189

	Total Investments — 100.1% (Cost $53,572,252*)	52,412,059

	Liabilities in Excess of Other Assets — (0.1%)	(37,771)

	NET ASSETS — 100.0%	$52,374,288

	†	Non-income producing security
	*	Aggregate cost for federal income tax purposes is $53,572,252 and net unrealized depreciation is as follows:

	Gross unrealized appreciation	$5,421,402
	Gross unrealized depreciation	(6,581,595)

	Net unrealized depreciation	($1,160,193)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2011

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)

COMMON STOCKS – 95.2%
Apartments – 21.3%
American Campus Communities, Inc.	55,000	$2,307,800
Apartment Investment & Management Co. Class A	25,704	588,879
AvalonBay Communities, Inc.	20,000	2,612,000
Camden Property Trust	40,000	2,489,600
Equity Residential	40,000	2,281,200
Home Properties, Inc.	30,000	1,727,100
Mid-America Apartment Communities, Inc.	35,000	2,189,250
UDR, Inc.	100,000	2,510,000

		16,705,829

Diversified – 6.4%
Digital Realty Trust, Inc.	30,000	2,000,100
Lexington Realty Trust	258,255	1,934,330
Washington Real Estate Investment Trust	40,000	1,094,000

		5,028,430

Health Care – 15.3%
HCP, Inc.	60,000	2,485,800
Health Care REIT, Inc.	40,000	2,181,200
Healthcare Realty Trust, Inc.	55,000	1,022,450
Medical Properties Trust, Inc.	100,000	987,000
Omega Healthcare Investors, Inc.	60,000	1,161,000
Universal Health Realty Income Trust	50,000	1,950,000
Ventas, Inc.	40,000	2,205,200

		11,992,650

Industrial – 6.2%
DCT Industrial Trust, Inc.	200,000	1,024,000
EastGroup Properties, Inc.	55,000	2,391,400
Prologis, Inc.	50,000	1,429,500

		4,844,900

Lodging – 11.0%
Hospitality Properties Trust	80,000	1,838,400
Host Hotels & Resorts, Inc.	85,000	1,255,450
LaSalle Hotel Properties	85,000	2,057,850
Marriott International, Inc. Class A	40,000	1,166,800
Starwood Hotels & Resorts Worldwide, Inc.	25,000	1,199,250
Sunstone Hotel Investors, Inc.†	131,414	1,071,024

		8,588,774

	Number of Shares	Market Value (Note 1)

Net Lease – 2.5%
National Retail Properties, Inc.	75,000	$1,978,500

Office – 13.5%
Alexandria Real Estate Equities, Inc.	30,000	2,069,100
Boston Properties, Inc.	10,000	996,000
Brandywine Realty Trust	90,000	855,000
Highwoods Properties, Inc.	40,000	1,186,800
Liberty Property Trust	60,000	1,852,800
Mack-Cali Realty Corp.	60,000	1,601,400
SL Green Realty Corp.	30,000	1,999,200

		10,560,300

Regional Malls – 10.5%
Glimcher Realty Trust	185,000	1,702,000
The Macerich Co.	25,000	1,265,000
Simon Property Group, Inc.	20,857	2,689,301
Tanger Factory Outlet Centers, Inc.	45,000	1,319,400
Taubman Centers, Inc.	20,000	1,242,000

		8,217,701

Shopping Centers – 8.5%
Acadia Realty Trust	40,000	805,600
DDR Corp.	66,264	806,433
Equity One, Inc.	50,000	849,000
Federal Realty Investment Trust	20,000	1,815,000
Regency Centers Corp.	25,000	940,500
Urstadt Biddle Properties, Inc. Class A	80,000	1,446,400

		6,662,933

Total Common Stocks (Cost $66,586,660)		74,580,017

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2011 (continued)

Stratton Real Estate Fund

	Principal Amount	Market Value (Note 1)
	SHORT-TERM INVESTMENTS – 4.5%
BNY Mellon Cash Reserve 0.05%, due 01/03/12	$3,546,844	$3,546,844

	Total Short-Term Investments (Cost $3,546,844)	3,546,844

	Total Investments — 99.7% (Cost $70,133,504*)	78,126,861

	Other Assets Less Liabilities — 0.3%	193,984

	NET ASSETS — 100.0%	$78,320,845

	†	Non-income producing security
	*	Aggregate cost for federal income tax purposes is $70,249,938 and net unrealized appreciation is as follows:
	Gross unrealized appreciation	$18,743,051
	Gross unrealized depreciation	(10,866,128)

	Net unrealized appreciation	$7,876,923

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2011

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.3%
Aerospace/Defense – 2.1%
Moog, Inc. Class A†	361,925	$15,899,365

Banking/Financial – 16.1%
Affiliated Managers Group, Inc.†	143,000	13,720,850
Community Bank System, Inc.	330,000	9,174,000
First Midwest Bancorp, Inc.	519,200	5,259,496
First Niagara Financial Group, Inc.	577,000	4,979,510
Glacier Bancorp, Inc.	380,000	4,571,400
IBERIABANK Corp.	167,600	8,262,680
MB Financial, Inc.	426,600	7,294,860
Northwest Bancshares, Inc.	923,221	11,484,869
Signature Bank†	235,000	14,097,650
SVB Financial Group†	239,000	11,397,910
Umpqua Holdings Corp.	713,741	8,843,251
United Bankshares, Inc.	351,000	9,922,770
Webster Financial Corp.	360,600	7,352,634
Wintrust Financial Corp.	280,000	7,854,000

		124,215,880

Basic Materials – 4.5%
Compass Minerals International, Inc.	145,000	9,983,250
PolyOne Corp.	746,000	8,616,300
Silgan Holdings, Inc.	418,000	16,151,520

		34,751,070

Business Services – 1.9%
Arbitron, Inc.	415,500	14,297,355

Consumer Durable – 1.7%
Jarden Corp.	450,000	13,446,000

Consumer Staples – 6.0%
Casey’s General Stores, Inc.	307,300	15,829,023
Ralcorp Holdings, Inc.†	153,000	13,081,500
Ruddick Corp.	401,500	17,119,960

		46,030,483

Energy – 6.6%
Cabot Oil & Gas Corp.	167,400	12,705,660
Carrizo Oil & Gas, Inc.†	379,000	9,986,650
Complete Production Services, Inc.†	340,400	11,423,824
Northern Oil and Gas, Inc.†	403,000	9,663,940
Superior Energy Services, Inc.†	242,500	6,896,700

		50,676,774

Health Care – 4.9%
Medicis Pharmaceutical Corp. Class A	420,000	13,965,000
PAREXEL International Corp.†	570,000	11,821,800

	Number of Shares	Market Value (Note 1)

Health Care – continued
West Pharmaceutical Services, Inc.	316,100	$11,995,995

		37,782,795

Industrial – 11.1%
Cascade Corp.	176,500	8,325,505
Chicago Bridge & Iron Co. N.V	500,100	18,903,780
Crane Co.	338,150	15,794,986
EnerSys†	519,500	13,491,415
MasTec, Inc.†	920,000	15,980,400
United Rentals, Inc.†	446,141	13,183,467

		85,679,553

Insurance/Services – 1.2%
Selective Insurance Group, Inc.	505,200	8,957,196

REITs – 9.1%
Highwoods Properties, Inc.	382,264	11,341,773
Home Properties, Inc.	212,700	12,245,139
Medical Properties Trust, Inc.	1,187,000	11,715,690
Prologis, Inc.	300,000	8,577,000
SL Green Realty Corp.	188,000	12,528,320
Ventas, Inc.	254,569	14,034,389

		70,442,311

Retailing – 7.9%
Aaron’s, Inc.	549,250	14,653,990
Ann, Inc.†	311,498	7,718,921
Brinker International, Inc.	430,000	11,506,800
Cabela’s, Inc.†	304,322	7,735,865
The Jones Group, Inc.	525,000	5,538,750
Jos. A. Bank Clothiers, Inc.†	288,400	14,062,384

		61,216,710

Technology – 13.0%
Anixter International, Inc.†	261,700	15,607,788
Belden, Inc.	464,600	15,461,888
Blue Coat Systems, Inc.†	243,000	6,184,350
CACI International, Inc. Class A†	156,000	8,723,520
ON Semiconductor Corp.†	1,370,800	10,582,576
Parametric Technology Corp.†	715,000	13,055,900
Quest Software, Inc.†	564,000	10,490,400
RF Micro Devices, Inc.†	1,577,000	8,515,800
Solera Holdings, Inc.	270,000	12,025,800

		100,648,022

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2011 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 8.2%
Avista Corp.	585,986	$15,089,139
El Paso Electric Co.	441,281	15,285,974
Portland General Electric Co.	363,500	9,192,915
Southwest Gas Corp.	371,110	15,768,464
Unisource Energy Corp.	225,300	8,318,076

		63,654,568

Total Common Stocks (Cost $555,125,444)		727,698,082

	Principal Amount
SHORT-TERM INVESTMENTS – 5.6%
BNY Mellon Cash Reserve 0.05%, due 01/03/12	$42,864,211	42,864,211

Total Short-Term Investments (Cost $42,864,211)		42,864,211

Total Investments — 99.9% (Cost $597,989,655*)		770,562,293

Other Assets Less Liabilities — 0.1%		1,083,865

NET ASSETS — 100.0%		$771,646,158

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $597,989,655 and net unrealized appreciation is as follows:
Gross unrealized appreciation		$189,439,664
Gross unrealized depreciation		(16,867,026)

Net unrealized appreciation		$172,572,638

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
ASSETS:
Investments in securities at value (cost $53,572,252, $70,133,504 and $597,989,655, respectively) (Note 1)	$52,412,059	$78,126,861	$770,562,293
Dividends receivable	53,613	265,433	959,066
Receivable for shares sold	1,500	24,548	528,477
Receivable for investment securities sold	—	—	1,163,782
Prepaid expenses	14,253	16,316	29,425

Total Assets	52,481,425	78,433,158	773,243,043

LIABILITIES:
Payable for shares redeemed	53,660	47,463	923,148
Payable for investment securities purchased	—	—	226,051
Accrued Audit fees	26,500	32,000	41,000
Accrued Accounting/Administration services fees	15,743	15,753	87,213
Accrued Transfer Agent fees	5,864	9,555	227,791
Accrued Printing and Postage expenses	3,167	4,693	71,921
Accrued expenses and other liabilities	2,203	2,849	19,761

Total Liabilities	107,137	112,313	1,596,885

NET ASSETS:
Applicable to 1,604,015; 2,902,599 and 15,496,831 shares outstanding, respectively[1]	$52,374,288	$78,320,845	$771,646,158

Net asset value, offering and redemption price per share[2]	$32.65	$26.98	$49.79

SOURCE OF NET ASSETS:
Paid-in capital	$69,510,360	$69,626,888	$592,067,124
Undistributed net investment income	—	10,608	—
Accumulated net realized gain (loss) on investments	(15,975,879)	689,992	7,006,396
Net unrealized appreciation (depreciation) on investments	(1,160,193)	7,993,357	172,572,638

Net Assets	$52,374,288	$78,320,845	$771,646,158

[1]	Multi-Cap Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small-Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2011

	Multi-Cap Fund	Real Estate Fund	Small-CapValue Fund

INCOME:
Dividends	$951,250	$2,034,750	$8,937,061
Interest	1,319	1,912	28,532

Total Income	952,569	2,036,662	8,965,593

EXPENSES:
Advisory fees (Note 2)	464,867	497,977	7,469,632
Accounting/Administration services fees	97,713	97,748	586,693
Audit fees	26,500	32,000	41,000
Custodian fees	11,898	13,955	96,063
Directors’ fees	7,725	10,233	105,041
Legal fees	1,377	1,845	18,837
Miscellaneous expenses	7,252	8,407	71,689
Printing and Postage expenses	12,413	16,400	236,097
Registration fees	25,378	25,845	36,404
Taxes other than income taxes	5,598	6,300	62,550
Transfer Agent fees	70,098	107,997	1,194,334

Total Expenses	730,819	818,707	9,918,340

Net Investment Income (Loss)	221,750	1,217,955	(952,747)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,781,815	3,475,034	49,677,603
Net decrease in unrealized appreciation/depreciation on investments	(10,262,524)	(695,093)	(43,970,270)

Net Realized and Unrealized Gain (Loss) on Investments	(7,480,709)	2,779,941	5,707,333

Net Increase (Decrease) in Net Assets Resulting From Operations	$(7,258,959)	$3,997,896	$4,754,586

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap Fund		Real Estate Fund
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10

OPERATIONS:
Net investment income	$221,750	$230,876	$1,217,955	$1,441,974
Net realized gain (loss) on investments	2,781,815	(4,610,632)	3,475,034	3,157,518
Net increase (decrease) in unrealized appreciation/depreciation on investments.	(10,262,524)	12,320,335	(695,093)	11,061,506

Net Increase (Decrease) in Net Assets Resulting From Operations	(7,258,959)	7,940,579	3,997,896	15,660,998

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.15, $0.11, $0.60 and $0.30 per share, respectively)	(242,137)	(214,653)	(1,743,528)	(905,793)
From realized gains on investments ($0.00, $0.00, $0.31 and $0.00 per share, respectively)	—	—	(886,783)	—

Total Distributions	(242,137)	(214,653)	(2,630,311)	(905,793)

CAPITAL SHARE TRANSACTIONS[1]	(10,951,798)	(9,920,755)	(1,241,393)	(10,879,376)

REDEMPTION FEES	1,444	865	5,445	6,747

Total Increase (Decrease) in Net Assets	(18,451,450)	(2,193,964)	131,637	3,882,576
NET ASSETS:
Beginning of year	70,825,738	73,019,702	78,189,208	74,306,632

End of year (including undistributed net investment income of $0, $16,223, $10,608 and $536,181, respectively)	$52,374,288	$70,825,738	$78,320,845	$78,189,208

	Small-Cap Value Fund
	Year Ended 12/31/11	Year Ended 12/31/10
OPERATIONS:
Net investment loss	$(952,747)	$(815,584)
Net realized gain (loss) on investments	49,677,603	(8,572,756)
Net increase (decrease) in unrealized appreciation/depreciation on investments.	(43,970,270)	178,264,213

Net Increase in Net Assets Resulting From Operations	4,754,586	168,875,873

CAPITAL SHARE TRANSACTIONS[1]	(88,642,530)	(168,994,672)

REDEMPTION FEES	39,829	36,707

Total Decrease in Net Assets	(83,848,115)	(82,092)
NET ASSETS:
Beginning of year	855,494,273	855,576,365

End of year	$771,646,158	$855,494,273

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

1 A summary of capital share transactions follows:

	Multi-Cap Fund
	Year Ended 12/31/11		Year Ended 12/31/10
	Shares	Value	Shares	Value
Shares issued	50,404	$1,888,443	87,342	$2,942,662
Shares reinvested from net investment income distributions	6,026	200,229	5,025	179,801

	56,430	2,088,672	92,367	3,122,463
Shares redeemed	(356,457)	(13,040,470)	(392,647)	(13,043,218)

Net Decrease	(300,027)	$(10,951,798)	(300,280)	$(9,920,755)

	Real Estate Fund
	Year Ended 12/31/11		Year Ended 12/31/10
	Shares	Value	Shares	Value
Shares issued	318,783	$8,811,383	241,099	$5,792,492
Shares reinvested from net investment income and capital gains distributions	79,564	2,119,179	27,443	677,869

	398,347	10,930,562	268,542	6,470,361
Shares redeemed	(446,863)	(12,171,955)	(715,514)	(17,349,737)

Net Decrease	(48,516)	$(1,241,393)	(446,972)	$(10,879,376)

	Small-Cap Value Fund
	Year Ended 12/31/11		Year Ended 12/31/10
	Shares	Value	Shares	Value
Shares issued	2,786,212	$141,216,571	3,833,107	$163,994,670
Shares redeemed	(4,531,861)	(229,859,101)	(7,782,501)	(332,989,342)

Net Decrease	(1,745,649)	$(88,642,530)	(3,949,394)	$(168,994,672)

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (“Multi-Cap Fund”), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc. (“Small-Cap Value Fund”), which operates as a series, consisting of Stratton Small-Cap Value Fund. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Multi-Cap Fund is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is total return through investment in real estate securities.

The objective of Small-Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

The summary of inputs used to value each Fund’s net assets as of December 31, 2011 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted prices *	$52,412,059	$78,126,861	$770,562,293
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$52,412,059	$78,126,861	$770,562,293

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the year ended December 31, 2011, the Funds recognized no transfers to/from Level 1 or 2.

In May 2011, the Financial Accounting Standards Board, (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation process used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for the interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the Funds’ financial statement disclosures.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four-year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Real Estate Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital or capital gains.

I. Redemption Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the year ended December 31, 2011, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Multi-Cap Fund – $464,867; Real Estate Fund – $497,977; Small-Cap Value Fund – $7,469,632. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

The officers and Directors of the Funds who are also officers or employees of the Advisor receive no direct compensation from the Funds for services to them. Each disinterested Director receives $2,500 for each meeting attended and an annual retainer of $8,000.

The Bank of New York Mellon serves as the Funds’ custodian. The Advisor pays BNY Mellon Distributors LLC an annual fee for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were as follows:

	Multi-Cap	Real Estate	Small-Cap Value
	Fund	Fund	Fund
Cost of purchases	$20,108,310	$11,287,010	$121,988,814
Proceeds of sales	$29,963,992	$12,300,287	$210,828,669

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2011 and 2010 were as follows:

	Multi-Cap Fund		Real Estate Fund
	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$242,137	$214,653	$1,743,528	$905,793
Long-term capital gain	—	—	886,783	—

	242,137	214,653	2,630,311	905,793
Return of capital	—	—	—	—

Total Distributions	$242,137	$214,653	$2,630,311	$905,793

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Multi-Cap	Real Estate	Small-Cap Value
	Fund	Fund	Fund
Undistributed net investment income	$—	$10,608	$—
Undistributed realized capital gains	—	806,426	7,006,396
Capital loss carryforward	(15,847,607)	—	—
Deferred post-October losses	(128,272)	—	—
Unrealized appreciation (depreciation)	(1,160,193)	7,876,923	172,572,638

Total Accumulated Earnings	$(17,136,072)	$8,693,957	$179,579,034

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

As of December 31, 2011, Multi-Cap Fund had pre-enactment net capital loss carryforwards for federal income tax purposes of $10,083,397 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018, respectively. Real Estate Fund and Small-Cap Value Fund had no net capital loss carryforwards for federal income tax purposes. For the year ended December 31, 2011 the Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund utilized capital loss carryforwards of $2,194,620, $1,671,426 and $42,671,207, respectively.

Under the Act, any capital loss as defined by the Internal Revenue Code that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund had a deferred post-October net long-term capital loss of $128,272, which will be treated as arising on the first business day of the fiscal year ending December 31, 2012.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2011, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Decrease paid-in capital	$(4,164)	$—	$(952,747)
Increase undistributed net investment income	$4,164	$—	$952,747

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements except for the following:

The Bank of New York Mellon Corporation (“BNY Mellon”) recently announced that it has agreed to sell BNY Mellon Distributors LLC and its four subsidiaries (“Distributor”) to Foreside Distributors, a subsidiary of Foreside Financial Group (the “Transaction”). Subject to any necessary approvals, the Transaction is anticipated to close in the first half of 2012. Upon the closing of the Transaction, Distributor will become an indirect, wholly owned subsidiary of Foreside Financial Group, and it is anticipated that it will be named Foreside Funds Distributors LLC.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$37.20	$33.13	$26.70	$44.64	$41.82

Income From Investment Operations
Net investment income	0.13 [1]	0.11 [1]	0.17	0.11	0.27
Redemption fees	— [2]	— [2]	— [2]	0.09	— [2]
Net gains (losses) on securities (both realized and unrealized)	(4.53)	4.07	6.46	(16.85)	7.47

Total From Investment Operations	(4.40)	4.18	6.63	(16.65)	7.74

Less Distributions
Dividends (from net investment income)	(0.15)	(0.11)	(0.17)	(0.19)	(0.19)
Distributions (from capital gains)	—	—	—	(1.07)	(4.73)
Distributions (in excess of net investment income)	—	—	(0.03)	—	—
Distributions (in excess of capital gains)	—	—	—	(0.03)	—

Total Distributions	(0.15)	(0.11)	(0.20)	(1.29)	(4.92)

Net Asset Value, End of Year	$32.65	$37.20	$33.13	$26.70	$44.64

Total Return	(11.84%)	12.64%	24.84%	(38.32%)	18.76%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$52,374	$70,826	$73,020	$74,765	$101,169
Ratio of expenses to average net assets	1.18%	1.14%	1.19%	1.07%	1.06%
Ratio of net investment income to average net assets	0.36%	0.34%	0.54%	0.35%	0.42%
Portfolio turnover rate	33.56%	30.74%	30.91%	70.49%	25.68%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$26.49	$21.87	$17.19	$28.57	$38.86

Income From Investment Operations
Net investment income	0.41 [1]	0.46 [1]	0.59	0.97	0.95
Redemption fees	— [2]	— [2]	0.01	— [2]	— [2]
Net gains (losses) on securities (both realized and unrealized)	0.99	4.46	4.83	(8.57)	(6.36)

Total From Investment Operations	1.40	4.92	5.43	(7.60)	(5.41)

Less Distributions
Dividends (from net investment income)	(0.60)	(0.30)	(0.59)	(0.97)	(0.95)
Distributions (from capital gains)	(0.31)	—	—	(2.79)	(3.93)
Return of capital	—	—	(0.16)	(0.02)	—

Total Distributions	(0.91)	(0.30)	(0.75)	(3.78)	(4.88)

Net Asset Value, End of Year	$26.98	$26.49	$21.87	$17.19	$28.57

Total Return	5.35%	22.60%	33.90%	(30.34%)	(15.35%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$78,321	$78,189	$74,307	$68,060	$104,574
Ratio of expenses to average net assets	1.03%	1.04%	1.13%	1.00%	0.92%
Ratio of net investment income to average net assets	1.53%	1.92%	3.61%	3.64%	2.75%
Portfolio turnover rate	14.66%	7.16%	19.08%	17.54%	16.85%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small - Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$49.62	$40.37	$34.25	$46.14	$48.43

Income From Investment Operations
Net investment income (loss)	(0.06)[1]	(0.04)[1]	(0.04)	(0.05)	0.11
Redemption fees	— [2]	— [2]	0.01	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	0.23	9.29	6.15	(11.85)	(1.10)

Total From Investment Operations	0.17	9.25	6.12	(11.89)	(0.98)

Less Distributions
Dividends (from net investment income)	—	—	—	—	(0.10)
Distributions (from capital gains)	—	—	—	—	(1.21)

Total Distributions	—	—	—	—	(1.31)

Net Asset Value, End of Year	$49.79	$49.62	$40.37	$34.25	$46.14

Total Return	0.34%	22.91%	17.87%	(25.77%)	(2.20%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$771,646	$855,494	$855,576	$664,594	$712,132
Ratio of expenses to average net assets	1.20%	1.22%	1.28%	1.22%	0.87%
Ratio of net investment income (loss) to average net assets	(0.11%)	(0.10%)	(0.12%)	(0.12%)	0.21%
Portfolio turnover rate	15.58%	6.47%	23.53%	26.14%	19.07%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small-Cap Value Fund, as of December 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 20, 2012

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (collectively, the “Companies”), is set forth below. The Statement of Additional Information includes additional information about the Companies’ Directors and is available without charge, upon request, by calling 1-800-634-5726. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Companies is c/o Stratton Management Co., 150 South Warner Road, Suite 460, King of Prussia, PA 19406.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INDEPENDENT DIRECTORS*

Brian G. Peirce (53) Director	Since 2010	Mr. Peirce is President and CEO of Peirce-Phelps.	Three	Heating, Air Conditioning and

Refrigeration Dist. Int.(national

wholesale trade association);

Affiliated Distributors (industrial

wholesale purchasing group);

Airline Hydraulics (distributor

of pneumatic systems and devices)

Lois Rothenberger (61) Director	Since 2008	Ms. Rothenberger is Vice President of Finance and CFO of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (64) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

H. Drake Williams, Jr. (72) Director	Since 2005	Mr. Williams is retired.	Three	Meadowood Corp. (non- profit retirement community)
Joel H. Wilson (63) Director	Since 2005	Mr. Wilson is Co-Owner and Principal of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (62) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INTERESTED DIRECTORS**

John A. Affleck, CFA.[3] (65) Chairman, Chief Executive Officer and Director	Since 2010	Mr. Affleck is President and Director of the investment advisor, Stratton Management Company.	Three	William Penn Charter School, Coriell Institute for Medical Research, Woodmere Art Museum, Arcadia University and the Philadelphia Orchestra

Bernard A. Francis, Jr.[3] (61) Director	Since 2008	Mr. Francis is Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the investment advisor, Stratton Management Company; Chairman of the Board and a Director of Semper Trust Co.; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co. and Member of Executive Committee of Susquehanna Bancshares, Inc.	Three	None

OFFICERS WHO ARE NOT DIRECTORS

James A. Beers[4] (48) Chief Financial Officer of the Funds, President of Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. and Vice President of The Stratton Funds, Inc.	Multi-Cap 2010 Real Estate 2000 Small-Cap Value 1997	Mr. Beers is Chief Executive Officer and Director of the investment advisor, Stratton Management Company.	N/A	N/A

Gerald M. Van Horn, CFA[5] (38) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is Senior Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

OFFICERS WHO ARE NOT DIRECTORS, continued

Lynne M. Cannon (56) Chief Compliance Officer	Since 2010	Ms. Cannon is the Chief Compliance and Administrative Officer of the investment advisor, Stratton Management Company. Prior, she was Vice President of BNY Mellon Investment Servicing (US) Inc.	N/A	Philadelphia Saddle Club

Shawn M. Gallagher, CFA (31) Vice President	Since 2011	Mr. Gallagher is an Equity Analyst of the investment advisor, Stratton Management Company.	N/A	N/A

Michelle A. Whalen (42) Assistant Vice President	Since 2011	Ms. Whalen is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (58) Secretary and Treasurer	Multi-Cap Sec. 1980 Treas. 1990 Real Estate Sec. 1990 Treas. 1984 Small-Cap Value 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Companies as defined by the 1940 Act, as amended.

**	Directors who are “interested persons” of the Companies as defined by the 1940 Act, as amended.

[1]

Each Director shall serve until the next meeting of shareholders for the election of Directors and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	The “Fund Complex” consists of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.

[3]

Mr. Affleck is an “interested person” of the Funds by reason of his positions with the advisor. Mr. Francis is an “interested person” of the Funds by reason of his positions with Susquehanna Bancshares Inc., the parent company of the advisor.

[4]	Mr. Beers served as Vice President of Stratton Multi-Cap Fund, Inc. from June 10, 1997 until September 30, 2010 when he was elected President of Stratton Multi-Cap Fund, Inc.

[5]	Mr. Van Horn served as Vice President of The Stratton Funds, Inc. from August 1, 2000 until May 1, 2003 when he was elected President of The Stratton Funds, Inc.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Multi-Cap Fund

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Six Month Period Ending 12/31/11*
Actual	$1,000.00	$ 867.30	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Real Estate Fund

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Six Month Period Ending 12/31/11*
Actual	$1,000.00	$ 977.10	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small-Cap Value Fund

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Six Month Period Ending 12/31/11*
Actual	$1,000.00	$ 923.20	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information, (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-634-5726 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their account on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery

Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

150 South Warner Road, Suite 460

King of Prussia, PA 19406

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIVIDEND NOTICES (unaudited)

December 31, 2011

All percentages are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Stratton Multi-Cap Fund, Inc.	100.00%
Stratton Real Estate Fund, Inc.	2.16%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004
Stratton Multi-Cap Fund, Inc.	0.14%
Stratton Real Estate Fund, Inc.	0.09%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions
paid (net investment income

plus short-term capital gain)
representing the amount of
Qualifying Short-Term Capital Gain
as created by The American

Jobs Creation Act of 2004

Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

D I R E C T O R S

John A. Affleck, CFA	Lois Rothenberger	Joel H. Wilson

Bernard A. Francis, Jr.	Frank Thomas	Harold L. Zuber, Jr.

Brian G. Peirce	H. Drake Williams, Jr.

O F F I C E R S

John A. Affleck, CFA	Lynne M. Cannon	Patricia L. Sloan
Chairman	Chief Compliance Officer	Secretary & Treasurer
Stratton Mutual Funds

James A. Beers	Shawn M. Gallagher, CFA	Brigid E. Hummel
President	Vice President	Assistant Secretary &
Stratton Multi-Cap Fund		Assistant Treasurer
Stratton Real Estate Fund

Gerald M. Van Horn, CFA	Michelle A. Whalen
President	Assistant Vice President
Stratton Small-Cap Value Fund

I N V E S T M E N T A D V I S O R	C U S T O D I A N B A N K

Stratton Management Company	The Bank of New York Mellon

150 South Warner Road, Suite 460	One Wall Street

King of Prussia, PA 19406	New York, NY 10286
T R A N S F E R A G E N T &	I N D E P E N D E N T R E G I S T E R E D
D I V I D E N D P A Y I N G A G E N T	P U B L I C A C C O U N T I N G F I R M

BNY Mellon Investment Servicing (US) Inc.	Tait, Weller & Baker LLP

P.O. Box 9801	1818 Market Street, Suite 2400

Providence, RI 02940	Philadelphia, PA 19103

Visit Stratton Mutual Funds at

www.strattonfunds.com

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,075 in 2010 and $41,000 in 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,000 in 2010 and $1,000 in 2011. This represents the review of the semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,800 in 2010 and 2,800 in 2011. These services are related to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $0 in 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 0%

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2010 and $0 in 2011.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Stratton Funds, Inc.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer
(principal executive officer)
Date 2/22/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer
(principal executive officer)
Date 2/22/12

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)
Date 2/22/12

*	Print the name and title of each signing officer under his or her signature.